Exhibit 99.1

Investor Conference April 16, 2010

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. This presentation includes Non-GAAP financial measures. The required reconciliation to GAAP financial measures can be found as an exhibit to this presentation and on our website at www.forestargroup.com. 2

Reserves Disclosure The process of estimating oil and gas reserves is complex involving decisions and assumptions in evaluating the available geological, geophysical, engineering and economic data. Accordingly, these estimates are imprecise. Actual future production, oil and gas prices, revenues, taxes, and quantities of recoverable oil and gas reserves will vary from those estimated. Any variance could materially affect the estimated quantities and present value of reserves. In addition, we may adjust estimates of reserves to reflect production history, results of exploration and development, prevailing oil and gas prices and other factors, many of which are beyond our control. As required by SEC regulations, we base the estimated discounted future net cash flows from our reserves on prices and costs in effect at year-end. However, actual future net cash flows from our properties will be affected by factors such as: supply of and demand for oil and gas; actual prices we receive for oil and gas; actual operating costs; the amount and timing of actual production; and changes in governmental regulations or taxation. The timing of both the production and the incurrence of expenses in connection with the development and production of our properties will affect the timing of actual future net cash flows from reserves, and thus their actual present value. In addition, the 10% discount factor we use when calculating discounted future net cash flows, which is required by the SEC, may not be the most appropriate discount factor based on interest rates in effect from time to time and risks associated with us or the oil and gas industry in general. Any material inaccuracies in our reserve estimates or underlying assumptions will materially affect the quantities and present value of our reserves, which could adversely affect our business, results of operations and financial condition. 3

Forestar is focused on creating significant value for shareholders, customers, partners and employees by generating the greatest benefit from each and every acre of our land every acre of our land every acre of our land every acre of our land 4

San Antonio Investor Conference Welcome & Introduction Long-Term Business Fundamentals Company Overview & Strategy Real Estate Value Creation Entitlement & Development - Cibolo Canyons Multifamily Opportunity Natural Resources Value Creation Minerals Water Growth Opportunities Summary - Q & A Cibolo Canyons Tour 5

Forestar is well positioned to benefit from long-term demographic trends and increased energy consumption associated with improving economic activity increased energy consumption associated with improving economic activity increased energy consumption associated with improving economic activity 6

7 Housing: Demographics - Population Growth - Household Formation - Immigration - Age Class Distribution Employment Fundamental Drivers of our Business Energy: Economic Activity - GDP Growth - Housing Starts Demographics - Population Growth

1940 Population = 132 M 8

1950 Population = 152 M 9

1960 Population = 181 M 10

1970 Population = 205 M 11

1980 Population = 228 M 12

1990 Population = 250 M 13

2000 Population = 282 M 14

2010 Population = 308 M Housing Units = 131 M 15

Fundamental Drivers of our Business 2010 - 2030* Population ~ + 55 million Housing Units ~ + 25 million Energy Demand ~ + 1,100 trillion Mcfe Population, housing demand and economic growth will create significant demand for Real Estate and Natural Resources * U.S. Census Bureau, Harvard Housing Institute, & Energy Information Association 16

2020 Population = 335 M 17

2030 Population = 363 M 18

Significant and Concentrated Growth Arizona Texas Florida North Carolina Georgia California Top 6 states will have 51 million of 80 million new people between 2000 and 2030 Source: U.S. Census Bureau and Demographia U.S. population estimated to grow 80 million between 2000 and 2030 19

Forestar Well Positioned in Growth Corridors Population Density Change 2000-2030 Active Forestar Markets 10 strategic growth corridors comprise less than 5% of U.S. surface area Between 2000 and 2030, growth corridors are projected to have Source: Woods and Poole < -0.2 -0.2 - 1.5 1.5 - 6.5 6.5 - 17 17 - 54 > 54 County Density Change from 2000 to 2030 (people / sq. mile) 20

Significant Housing Downturn Source: U.S. Census Bureau, Harvard Housing Institute 21

Energy Demand Drivers Natural Gas demand meets approximately 23% of total U.S. energy demand Sector Drivers Use Industrial GDP Growth 31% Transportation Economic Activity & Population Growth 28% Residential Housing Starts 22% Commercial Population Growth & Economic Activity 19% Total 100% 22 Source: Energy Information Administration (2008)

U.S. Natural Gas & Oil Demand Growth 23 U.S. Natural Gas & Oil Demand (Trillion Cubic Feet Per Day & Million Barrels Per Day) Source: Energy Information Administration

Summary Demographics and economic growth will drive future demand for real estate and natural resources Population and household formation continue to grow despite recent slowdown in economic activity 24 Forestar is well positioned to benefit from long-term demographic trends and improving economic activity

Forestar is well positioned and focused on creating significant value for shareholders, customers, partners and employees by generating the greatest benefit from each and every acre of our land benefit from each and every acre of our land benefit from each and every acre of our land benefit from each and every acre of our land 25

Forestar is well positioned and focused on creating significant value for shareholders, customers, partners and employees by generating the greatest benefit from each and every acre of our land Company Overview & Strategy 26 Well Positioned to Maximize and Grow Long-Term Value for Shareholders

Strong Mix of Assets and Projects 27 Note: Information as of YE 2009

Strategy Entitlement and development of real estate Realization of value from natural resources: Minerals - Water - Fiber Growth through strategic and disciplined investment in our business Maximize and Grow Long-Term Shareholder Value The combination of our strategy, management expertise, stewardship, and reinvestment in our business uniquely positions Forestar to maximize long-term value for shareholders 28

29 Our Strategy for Value Creation Real Estate Minerals Note: Acres as YE 2009 Value Chain Acres Relative Capital Required Value Chain Net Acres Relative Capital Required

Key Investment Highlights Strategy-driven, proven management team focused on value creation Diversified and unique portfolio Portfolio located in some of the healthiest markets Competitive land basis, valuable portfolio of assets Consistent cash flow and value creation opportunity from natural resources Disciplined investment criteria Financial strength, balance sheet positioned for growth 30 Forestar is well positioned to benefit from long-term demographic trends and improving economic activity

31 Well Positioned to Maximize and Grow Long-Term Value for Shareholders Right Strategy Experienced Management Team Strong Mix of Assets & Projects Balance Sheet Positioned for Growth

Forestar is committed to maximizing long-term real estate value through entitlement and development entitlement and development entitlement and development 32

33 Housing Starts (SAAR, Thousand Units) Normal Real Estate Cycle Real Estate Market Conditions Transition Period Growth Period Plateau Period Crisis Period Transition Period Forestar is well positioned to take advantage of improving real estate market cycle Source: CEL & Associates, Inc. 2000-2005 2006-2007 2008-2009 2010 - ? 1999-2000

Craig Knight Chief Real Estate Officer Tom Burleson Executive Vice President Western Region Tom Etheredge Executive Vice President Real Estate Operations Michael Quinley Executive Vice President Eastern Region John Pierret Executive Vice President Acquisitions Phil Weber Executive Vice President Real Estate 34 Experienced Real Estate Team Senior real estate team has over 120 years of proven real estate experience

Entitlement & Development of Real Estate 35 Entitlement is the value creation process required to obtain approvals and rights to develop property according to a plan Annexation Zoning Density / Use permits Access to roads and utilities Creation of special financing districts Our Objectives: Flexible Zoning Annexation Special financing districts Development is the realization of entitlement value through investment in infrastructure necessary for sale of real estate to end users Disciplined return criteria Focus on markets that support sales Inventory management

Real Estate Pipeline - YE 2009 * In addition, Forestar owns a 58% interest in a venture which controls over 16,000 acres of undeveloped land in Georgia with minimal investment 36

Entitlement Creates Significant Long-Term Value Entitlement Creates Significant Long-Term Value 37 Entitlement activities are expanding in scope and opportunity, creating significant long-term value with minimal capital investment

Atlanta - Significant Land Holdings Atlanta, GA 9th largest MSA in the U.S. Population of 5 million, will double from 2005 to 2025 Historical leader in new building permit activity Home to 12 Fortune 500 companies Top 5 in centers of higher learning World's busiest airport and growing Metro Atlanta Entitlement Activity - YE 2009 Assets and Performance 188,000 acres of low basis land In Entitlement 15 projects 25,790 acres Projects Entitled 16 projects 6,360 acres 5,600 residential lots 826 commercial acres 38

Cibolo Canyons History 39 * LIC was formerly a wholly-owned subsidiary of Temple-Inland Date 1985 Property acquired in a venture 1993 Venture dissolved, Lumbermen's Investment Corporation (LIC)* sole owner 1998 New management team 1993 -1999 Invested in water and sewer infrastructure 2000 Acquired additional 1,000 acres for additional development and enhanced environmental stewardship Cibolo Canyons is an excellent illustration of the value creation potential associated with entitlement, including benefits associated with flexible zoning, and the creation of a special public improvement district

Cibolo Canyons History 40 40 2005 Cibolo Canyons Site Plan Date 2001 Initiated legislative activity for SPID 2004 Initiated discussions with PGA Tour and Marriott Residential development begins 2005 Additional entitlements, flexible zoning, including: Special Public Improvement District Economic Development Agreements Non-annexation Agreement Forestar contributes 700 acres and approximately $43 million to resort in return for receipt of: 9% hotel occupancy revenues, and 1.5% sales and use revenues from resort sales, through 2034 Real Estate team had ability and foresight to identify and evaluate the value creation opportunity associated with this land

Cibolo Canyons 41 **Actual results may vary * Excludes interest YE 2009 Future Cumulative Negative Cash Flow Cumulative Positive Cash Flow

Cibolo Canyons & JW Marriott Resort 42 Project Highlights Project Highlights Jobs Over 750 jobs created at resort Energy Over 70% of the power needs for the resort provided by wind-generated electricity Water Closed loop golf course irrigation system for aquifer preservation Cibolo Canyons received the 2007 Water Saver Award Each home has systems in place that potentially saves > 60,000 gallons of water /year Green Space Only 15% impervious cover (50% normal development) Cibolo Canyons embraces environmental stewardship of water and energy, and delivers economic and social sustainability through the creation of jobs, strong educational opportunities and attracting new capital into the local economy

Development - Value Realization Development - Value Realization 43 Note: Includes ventures

Economic Health of the Top 100 MSAs MSA performance based on Employment Gross Metropolitan Product (GMP) House Price Index 44 Source: Brookings Institute Salt Lake City 1 - $1.5 Oakland 1 - $8.8 Strongest Quartile Weakest Quartile Los Angeles 2 - $12.6 Kansas City 1 - $2.9 Tampa 3 - $5.1 Atlanta* 37 - $134.4 San Antonio 4 - $95.4 Denver 5 - $30.6 Austin 17 - $116.2 Dallas/Ft. Worth 16 - $103.9 Gulf Coast 5 - $42.0 Houston 9 - $43.7 Projects and investment as of YE 2009; includes ventures TEXAS 51 - $401.2 Forestar Projects and Investment by Market

Texas Real Estate Development Forestar Investment (YE 2009)* $401 million invested 51 projects Texas Market Conditions Lower New Home Inventory Less Foreclosure Activity Increased Housing Affordability Lower Unemployment 45 Dallas Houston San Antonio Austin Gulf Coast Texas is a dynamic economy and consistently ranks above other states in measures of economic activity, transportation, access to capital and technology and innovation Source: America's Top States For Doing Business * Note: Includes ventures

Housing & Market Conditions 46 Source: MetroStudy Housing Affordability (YE 2009) Less Affordable More Affordable

Entitlement & Development Summary Real estate team with significant experience in maximizing long-term value Significant value creation opportunity associated with entitlement and development 47 Well positioned real estate portfolio to benefit from increased housing activity

Multifamily Multifamily is a value-add business opportunity and represents a natural extension of our existing real estate business 48

Strategy Entitlement and development of real estate Multifamily investment consistent with experience and focus on housing Challenging near-term market conditions are creating opportunities Solid long-term investment returns Multifamily provides stable, recurring cash flow Maximize and Grow Long-Term Shareholder Value 49 Forestar is well positioned to take advantage of multifamily opportunity

Multifamily Investment Returns 50 Year Multifamily S&P 500 Russell 2000 NASDAQ 1998 14.2% 28.6% (2.5%) 39.6% 1999 11.7% 21.0% 21.3% 85.9% 2000 13.0% (9.1%) (3.0%) (39.3%) 2001 9.4% (11.9%) 2.5% (21.1%) 2002 8.8% (22.1%) (20.4%) (31.5%) 2003 8.9% 28.7% 47.3% 50.1% 2004 13.0% 10.8% 18.3% 8.6% 2005 21.2% 4.9% 4.6% 1.4% 2006 14.6% 15.4% 18.1% 9.5% 2007 11.4% 5.4% (1.7%) 9.8% Avg. Annual Return 12.6% 7.2% 8.5% 11.3% 10 Year Performance - Annual Total Return Source: National Council of Real Estate Investment Fiduciaries (NCREIF)

51 Multifamily - Strong Returns & Low Volatility Multifamily Industrial Retail Suburban Office CBD Office R&D Office Source: Morgan Stanley Note: Performance is over last 20 years Past performance is no guarantee of future performance

Multifamily Market Opportunity Challenging near-term market conditions expected to create opportunities - High unemployment driving higher vacancies - Negative rent growth - SF condo & detached oversupply converting to rental - Traditional MF capital sources disrupted - Significant debt maturities in 2010-2012 Long-Term Drivers for Multifamily Business Large market - 35-40 million U.S. households rent Employment growth Household formations Demographics - Ages 20-34 Immigration New supply of MF units is well below historical levels 52

Echo Boomers / Propensity to Rent Source: U.S. Census Bureau, Green Street Advisors. Echo Boomers will be a significant source of apartment demand 53

Multifamily Supply Completions Source: National Association of Realtors, National Association of Homebuilders, U.S. Census Bureau, Green Street Advisors. New multifamily supply additions at historically low levels 54

Seasonally Adjusted Housing / Multifamily Starts Baby Boomer Demand Echo Boomer Demand Source: Linneman & Associates Future Historical 55

Multifamily Opportunities Tax-Efficient Acquisitions 1031 Like-kind exchanges 100% reinvestment of land sales proceeds Capital Efficient New Development (HUD 221d4) Forestar contributes principally land, minimal equity HUD provides up to 82% loan to cost (including land equity) Provides significant financial leverage on land investment 6-11 sites in existing Texas real estate portfolio Portfolio(s) Maturity defaults in need of additional equity 56 Gulf Coast (2) Fort Worth (1) Austin (2) Houston (3) San Antonio (3) Texas Multifamily Sites

Multifamily Business Framework Property Type Acquisition and development of B+ to A properties Location Target job growth markets in sunbelt states Potential Structures Wholly-owned Venture with capital and asset management partners Horizon 7-10 years Exit Strategy Asset sale and / or supplemental financing / refinancing Forestar Economics Historical multifamily returns 57

58 Summary Multifamily investment consistent with experience and focus on housing markets Challenging near-term market conditions are creating opportunities Solid long-term investment returns Multifamily provides stable, recurring cash flow

Significant value creation opportunity and recurring cash flow, well positioned for growth well positioned for growth well positioned for growth 59

Strategy Entitlement and development of real estate Realization of value from natural resources: Minerals - Fiber - Water Growth through strategic and disciplined investment in our business Maximize and Grow Long-Term Shareholder Value The combination of our strategy, management expertise, stewardship, and reinvestment in our business uniquely positions Forestar to maximize long-term value for shareholders 60

Mineral Resources Strategic Initiatives Forestar Minerals is focused on maximizing long-term value by increasing leasing bonus, production and reserves Strategy Initiatives Realization of Value from Minerals Growing production, reserves and value Negotiating superior lease bonus, royalty and additional interest in production Marketing and promoting prospects Transparency and disclosure 61

62 Value Realization Initiatives "Historical" Terms & Conditions "Recent" Terms & Conditions Economics $300 - 400 / acre 20 - 25% Royalty Interest $750 - 1,500 / acre 25.0 - 27.5% Royalty Interest Working Interest option Structure 3 year lease Extensive due diligence 3 - 5 year lease Drilling obligations "Pugh" clause (limited to producing formation only) Marketing / Promotion "New" Minerals website NAPE conference exhibitor We maximize the value of mineral assets by utilizing our knowledge and understanding of exploration and production economics and activity to negotiate superior terms

Minerals Performance Production (Bcfe)* Well Count ** ($ in millions) 2009 2008 2007 Financial Results Royalties $11.9 $21.6 $13.1 Other Lease Revenues 24.3 26.0 7.7 Total Revenues $36.2 $47.6 $20.8 Segment Earnings $32.4 $44.1 $18.6 Production & Pricing Natural Gas Production (mmcf) 1,576 1,363 967 Avg. Natural Gas Price (mbtu) $4.09 $8.76 $6.69 Oil Production (barrels) 107,200 87,900 94,900 Avg. Oil Price (barrel) $56.86 $106.66 $65.24 63 * Bcfe - Billion Cubic Feet Equivalent ** Wells owned by third-party lessee / operator

Forestar Minerals Located in Prolific Region East Texas and Louisiana represent a significant component of estimated natural gas reserves and resource volumes in continental U.S. Source: Energy Information Agency and Oil and Gas Investor Target Formations Note: Barnett Shale operation in a venture nesville Gulf Coast Basin Forestar 64

Texas Mineral Assets 65 YE 2009 Texas Mineral Acres YE 2009 Texas Mineral Acres YE 2009 Texas Mineral Acres County Net Acres* Trinity 47,000 Angelina 42,000 Houston 29,000 Anderson 25,000 Cherokee 23,000 Sabine 22,000 Red River 14,000 Newton 14,000 St. Augustine 13,000 Jasper 11,000 Other 13,000 Total 253,000 Held by Production Leased Available for Lease * Net Acres calculated as gross surface acreage multiplied by our percentage ownership. Actual acres may vary. Fort Worth Basin** ** Barnett Shale operation includes 500 net mineral acres in a venture. Significant Lessees and Operators - Texas & Louisiana Significant Lessees and Operators - Texas & Louisiana Significant Lessees and Operators - Texas & Louisiana Significant Lessees and Operators - Texas & Louisiana Anadarko Devon Energy EOG Resources Newfield Exploration Cabot Oil & Gas El Paso E&P Exxon Mid-States Petroleum Chesapeake EnCana Katy Resources Union Oil & Gas

Louisiana Mineral Assets 66 YE 2009 Louisiana Mineral Acres YE 2009 Louisiana Mineral Acres YE 2009 Louisiana Mineral Acres Parish Net Acres* Beauregard 79,000 Vernon 39,000 Calcasieu 17,000 Allen 7,000 Other 2,000 Total 144,000 Held by Production Leased Available for Lease * Net Acres calculated as gross surface acreage multiplied by our percentage ownership. Actual acres may vary. Significant Lessees and Operators - Texas & Louisiana Significant Lessees and Operators - Texas & Louisiana Significant Lessees and Operators - Texas & Louisiana Significant Lessees and Operators - Texas & Louisiana Anadarko Devon Energy EOG Resources Newfield Exploration Cabot Oil & Gas El Paso E&P Exxon Mid-States Petroleum Chesapeake EnCana Katy Resources Union Oil & Gas

Forestar Active Well Additions Price and technology drives well activity 67 Note: Wells owned by third-party lessee / operator * Natural Gas based on EIA price at wellhead Oil price based on Cushing, OK WTI spot price

Basic Natural Gas & Oil Economics 68 Exploration, Drilling & Production Economics Driven by: I. Price Market price driven by supply / demand fundamentals II. Technology / Cost Improvements in technology drive well production & recoveries Drilling and completion costs driven by improvements in technology and experience

Travis Peak - Price Driven 69 Note: Wells owned by third-party lessee / operator * Natural Gas based on EIA price at wellhead

James Lime - Technology Driven 70 Note: Wells owned by third-party lessee / operator Horizontal Drilling Technology * Natural Gas based on EIA price at wellhead *

Bossier / Haynesville - Price and Technology Driven 71 Note: Wells owned by third-party lessee / operator Horizontal Drilling Technology Wells with Forestar Interest

Formations Trending Towards Forestar Minerals James Lime 72 Held by Production Leased Available for Lease

Formations Trending Towards Forestar Minerals Pettit 73 Held by Production Leased Available for Lease

Formations Trending Towards Forestar Minerals Travis Peak 74 Held by Production Leased Available for Lease

Formations Trending Towards Forestar Minerals Haynesville 75 Held by Production Leased Available for Lease

Bossier - Haynesville Activity YE 2007 - East Texas 76 FOR Ownership Held by Production Haynesville Penetrations

Bossier - Haynesville Activity YE 2008 Haynesville "Core" 77

Bossier - Haynesville Activity YE 2009 Haynesville Production Haynesville "Core" 78 Acres Leased Available for Lease Held by Production Well Permits Natural Gas Wells

Bossier - Haynesville Activity YE 2009 Haynesville Production Haynesville "Core" 79 Devon Energy Kardell GU 1H Reported IP = 31 MMcfd Common Resources LLC Red River 877 - 1 Reported IP Rate = 21 MMcfd EOG Resources Hill 1 Hassell GU 1 Pop-Pop GU 1 Reported IP Avg. = 15 MMcfd Cabot Oil & Gas King Gas Unit 1H Reported IP = 19 MMcfd Acres Leased Available for Lease Held by Production Well Permits Natural Gas Wells

Known Bossier - Haynesville Penetration Limits YE 2009 Evidence of Haynesville Penetrations from Well Logs Haynesville "Core" 80 Common Resources LLC Red River 877 - 1 Reported IP Rate = 21 MMcfd EOG Resources Hill 1 Hassell GU 1 Pop-Pop GU 1 Reported IP Avg. = 15 MMcfd Devon: Kardell GU 1H Reported IP = 31 MMcfd Cabot Oil & Gas King Gas Unit 1H Reported IP = 19 MMcfd Acres Leased Available for Lease Held by Production Well Permits Natural Gas Wells Haynesville Penetrations

2010 Haynesville Permits Haynesville "Core" 81 Acres Leased Available for Lease Held by Production Well Permits Natural Gas Wells Haynesville Penetrations Evidence of Haynesville Penetrations from Well Logs

Our Share of Estimated Proved Developed Reserves & PV10 Value Proved Developed Reserves Represent Only One Component of Value on 27k acres Actual future net cash flows from our properties will be affected by factors such as: supply of and demand for oil and gas; actual prices we receive for oil and gas; actual operating costs; the amount and timing of actual production; and changes in governmental regulations or taxation. *Bcfe - Billion Cubic Feet Equivalent **PV10 - Present Value at 10% (before income taxes) ***Estimate of future net cash flows from proved developed reserves after deducting estimated severance and ad valorem taxes but before deducting estimates of future income taxes (actual results may vary) **** Wells owned by third-party lessee / operator 82

Forestar Minerals Opportunity Continental U.S. Natural Gas Estimates* (TCF**) 226 1,485 Note: Forestar reserves may not be represented in the same proportions as continental U.S. natural gas estimates * Source: Energy Information Agency and Oil and Potential Gas Committee **TCF - Trillion Cubic Feet Proved Developed Reserves Represent Only One Component of Value Proved Developed Proved Behind Pipe Proved Undeveloped Probable Possible Resource Unproven Reserves 83

Mineral Resources Summary Significant mineral ownership located in prolific production regions Team has proven exploration and production experience and ability to leverage ownership position to negotiate superior lease terms and additional interest in production Low-cost, low-risk minerals business with growth opportunities well positioned to create significant long-term value for shareholders 84

Water 85

Strategy Realization of value from natural resources: Water The demand and value of water expected to grow, representing a significant opportunity for Forestar Capitalizing on water will require leadership, creativity, patience and ultimately capital Maximize and Grow Long-Term Shareholder Value 86

U.S. Daily Fresh Water Consumption and Uses 87 Source - U.S. Geologic Survey - Aqua Shock * Excludes 60 billion salt water gallons per day The addition of: 1 million people = 1.1 Billion Gallons Per Day 55 million people = 62 Billion Gallons Per Day

88 Forestar Water Resource Opportunities * Ownership interest in irrigation and reservoir companies associated with three residential and mixed-use communities in Weld County, Colorado ** 45% nonparticipating royalty interest in groundwater produced or withdrawn for commercial purposes or sold from approximately 1.38 million acres owned by Campbell Group in Texas, Louisiana, Georgia and Alabama Ownership Markets Assets Wholly-Owned Georgia & Alabama 188,000 acres Wholly-Owned East Texas 50,000 acres - Aquifer analysis in progress Wholly-Owned Antioch, California 2 wells - 1.0 million gallons per day Wholly-Owned Regal Springs, Georgia 2 wells - 3.0 million gallons per day Wholly-Owned Weld County, Colorado Ownership interest in irrigation & reservoir companies* Joint Interest TX, LA, GA & AL 1,380,000 acres** Water withdrawal or usage may be subject to state and local laws, regulations or permit requirements, and there is no assurance that all interests or rights will be available for withdrawal or use Two Wells - 1.0 mm GPD Two Wells - 3.0 mm GPD

Water Resources Vision A leader in comprehensive water solutions 89 Strategy Initiatives Realization of value from water resources by delivering economic, social and environmental solutions to communities and municipalities Commercial Supply Value realization through ground water sales to municipalities Realization of value from water resources by delivering economic, social and environmental solutions to communities and municipalities Conservation & Quality Developer of choice through community water conservation systems Realization of value from water resources by delivering economic, social and environmental solutions to communities and municipalities Functionality - Offsets Value realization through mitigation sales

Realization of Value from Water Resources Realization of Value from Water Resources 90

East Texas Water Resources 91

92 Developer of Choice Our Vision: Preferred & Preeminent Sustainable Developments Conservation & Quality Developer of choice through community water conservation systems The highest efficiency, quality and functionality Consumer / Builder / Developer-driven Applications - A systems approach Design - Planning Catchments Landscaping Pervious cover Storm water integration Plumbing systems

93 Environmental Mitigation Mitigation: The process of offsetting the loss of wetlands, streams, endangered species or carbon in exchange for their preservation and/or enhancement elsewhere. Forms of mitigation include: Streams Wetlands Endangered Species Carbon

Georgia & Alabama Land Ownership 94 Note: Ownership as of YE 2009

Identified Potential Mitigation Properties 95 Note: Ownership as of YE 2009

Mitigation Trading Markets 96 Demand Drivers: Reservoirs Utilities Development Buyers: Governmental Entities Utilities Developers Note: Ownership as of YE 2009

Georgia Water Contingency Planning Task Force - Identified Reservoirs 97 Note: Ownership as of YE 2009

98 Value Creation Opportunity Through Mitigation YE 2009 YE 2009 Value Chain Acres Wetland Credits Stream Credits Capital Required Entitled / Permitted 50 - 50,000 Low In Entitlement 3,000 2,100 600,000 Low Identified Mitigation Tracts 7,000 550 3,000,000 Low Subtotal 10,050 2,650 3,650,000 Potential Future Mitigation Acres 13,000 Value Mitigation Bank Example - 1,100 Potential Bank Acres Mitigation Bank Example - 1,100 Potential Bank Acres Mitigation Bank Example - 1,100 Potential Bank Acres Mitigation Bank Example - 1,100 Potential Bank Acres Mitigation Bank Example - 1,100 Potential Bank Acres Bank Credits Illustrative Market Value Illustration Illustration ~50 wetland credits $5,000 - $8,000 / credit Gross Sales $30-35MM 500,000 - 600,000 stream credits $35 - $70 / credit Dev. Expense* $13-14MM Net Cash Flow $16-22MM Note: Actual results may vary from illustrations *Includes market value of investment in Forestar land

99 Summary The demand and value of water expected to grow, representing a significant opportunity for Forestar Capitalizing on water will require leadership, creativity, patience and ultimately capital

100 100

Growth Strategy Growth through strategic and disciplined investment in our business Balance sheet well positioned for growth Opportunities to grow each of our businesses Increased investment in assets which meet return expectations, generate recurring cash flows and create long-term shareholder value Maximize and Grow Long-Term Shareholder Value 101

Maximizing Shareholder Value 102

Balance Sheet Leverage and Liquidity 103 ($ in Millions) Year End 2008 2009 Net Activity Year End 2009 Credit Facility Borrowings $235 ($110) $125 Other Consolidated Debt* $103 ($11) $92 Total Debt $338 ($121) $217 Total Debt / Capital 43% 29% Senior Credit Facility Available Liquidity $188 $203 * Consolidated venture debt is principally non-recourse to Forestar Debt reduction has increased balance sheet strength, improving liquidity and financial flexibility, positioning Forestar for future growth opportunities

Existing Business Portfolio 104

Investment Options 105 Forestar is committed to growing the business through investments which maximize long-term shareholder value

106 Real Estate Growth through Acquisitions Challenging Market Conditions Creating Growth Opportunities Distressed Residential & Mixed-Use assets Portfolios and Operators Multifamily Assets Disciplined investment criteria: 35% return on cost Stringent underwriting and due diligence Sound fundamentals: employment, population, education, affordability and location Primarily 1st and 2nd move-up, largest segment of new home market Real Estate Project Growth* About 70% of our current real estate projects were acquired in the open market * Includes ventures

Focused on Growth Corridors Population Density Change 2000-2030 Active Forestar Markets 10 strategic growth corridors comprise less than 5% of U.S. surface area Between 2000 and 2030, growth corridors are projected to have Source: Woods and Poole < -0.2 -0.2 - 1.5 1.5 - 6.5 6.5 - 17 17 - 54 > 54 County Density Change from 2000 to 2030 (people / sq. mile) 107

Minerals Investment Framework 108 Investment Opportunity Negotiate Optionality - Royalty and/or Working Interest Low-Risk Development Proven offsets where participation exceeds additional royalty Working interest options retained in leases on our acreage Development drilling where risk is mitigated by technology, with available development opportunities Producing Properties Acquire producing properties with "proven reserves" and development drilling potential Minerals Acquisitions - Entities and assets with lower reserve risk in producing areas Forestar is committed to growing our minerals business through opportunities that exceed our return requirements and accelerate value realization

Minerals Investment Opportunity "Fairway" 109 Return Risk Royalty Interest Acquire Existing Production Wildcat Drilling High High Low Low Lease Bonus Exploratory Drilling Mineral resources is focused on investments / acquisitions in low-risk development and production activity that is "in our fairway." Working Interest - Development Wells

110 Investing to Generate Additional Recurring Cash Flow Forestar is committed to growing each of our businesses with investments that exceed our return requirements and generate recurring cash flows

Growth Summary Balance sheet well positioned for growth Opportunities to grow each of our businesses Increased investment in assets which meet return expectations, generate recurring cash flows and create long-term shareholder value 111

112 112

113 Well Positioned to Maximize and Grow Long-Term Value for Shareholders Right Strategy Experienced Management Team Strong Mix of Assets & Projects Balance Sheet Positioned for Growth

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Appendix - Calculation of Non-GAAP Financial Measures ($ in 000's) Year-End 2009* Year-End 2009* Year-End 2008* PV - 10 (discounted future net cash flows before income taxes) $34,733 $34,733 $32,265 Less: discounted future income taxes (effective tax rate of 38%) (10,923) (10,923) (10,191) Standardized measure of discounted future net cash flows $23,810 $23,810 $22,074 115 In these presentation materials furnished to the Securities and Exchange Commission on Form 8-K on April 15, 2010, we used certain non-GAAP financial measures. The non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP financial statements and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of our business. We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety. Reconciliation of Non-GAAP Financial Measures (Unaudited) The following table shows a reconciliation of PV-10 (discounted future net cash flows before income taxes) to the standardized measure of discounted future net cash flows (the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or GAAP). PV-10 is an estimate of the present value of future net cash flows from proved developed reserves after deducting estimated severance and ad valorem taxes, but before deducting any estimates of future income taxes. The estimated future net cash flows are discounted at an annual rate of 10%. A reconciliation of PV-10 to the standardized measure of discounted future net cash flows as computed under GAAP is illustrated below: * Includes our share of proved developed reserves in equity-method ventures

Appendix - Calculation of Non-GAAP Financial Measures 116 ($ in 000's) Year-End 2009* Year-End 2009* Year-End 2008* Undiscounted future net cash flows before income taxes $56,416 $56,416 $53,020 Less: undiscounted future income taxes (effective tax rate of 38%) (17,695) (17,695) (16,754) Undiscounted future net cash flows after income taxes $38,721 $38,721 $36,266 Reconciliation of Non-GAAP Financial Measures (Unaudited) cont'd The undiscounted value represents an estimate of future net cash flows from proved developed reserves after deducting estimated severance and ad valorem taxes, but before deducting estimates of future income taxes. A reconciliation of undiscounted future net cash flows before income taxes to the undiscounted future net cash flows after income taxes is illustrated below: We believe both PV-10 and undiscounted values are important for evaluating the relative significance of our oil and gas interests and that the presentation of the non-GAAP financial measures provides useful information to investors because they are widely used by professional analysts and sophisticated investors in evaluating oil and gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, we believe the use of a pre-tax measure is valuable for evaluating our mineral assets. * Includes our share of proved developed reserves in equity-method ventures

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